EXHIBIT 10.58



NEITHER THIS WARRANT NOR THE SHARES UNDERLYING THIS WARRANT MAY BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
SECTION 5 OF THAT ACT.


                            GROUP LONG DISTANCE, INC.

               WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, GLENN S. KOACH or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from GROUP LONG DISTANCE, INC., a Florida corporation ("GLDI"), an aggregate of Two Hundred Fifty Thousand (250,000) fully paid, validly issued and non-assessable shares of common stock, no par value (the "Common Stock"), of GLDI (the "Shares"), at a price per share equal to the greater of (a) one hundred twenty percent (120%) of the last closing market price of the shares of Common Stock prior to the date hereof or (b) One and One-Quarter Dollars ($1.25). The right to purchase an aggregate of Two Hundred Fifty Thousand (250,000) Shares pursuant to this Warrant is exercisable, in whole or in part, on of before April 30, 2011 as follows:

            (a) in the period from May 1, 2002 through April 30, 2011, the Holder may purchase up to Eighty-Three Thousand (83,000) Shares;

            (b) in the period from May 1, 2003 through April 30, 2011, the Holder may purchase up to an additional Eighty-Three Thousand (83,000) Shares; and

            (c) in the period from May 1, 2004 and through April 30, 2011, the Holder may purchase up to an additional Eighty-Four Thousand (84,000) Shares.

The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         1. Exercise of Warrant. This Warrant may be exercised by presentation and surrender to GLDI at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check. As soon as practicable after the exercise of this Warrant, and in any event within five New York Stock Exchange, Inc. trading days, GLDI shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or his designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such shares under the Securities Act of 1933, as amended (the "Act"), in the event the shares have not been registered under the Act pursuant to paragraph (h) below prior to their issuance. If this Warrant is exercised only in part, GLDI also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder. Upon receipt by GLDI of this Warrant at its office, or by the principal stock transfer agent of GLDI at its office, in proper form for exercise, the Holder shall as of that date be deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form. GLDI shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         2. Reservation of Shares. At all times from and after May 1, 2002, GLDI shall reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. Transfer of Warrant. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         5. Loss or Destruction of Warrant. Upon receipt by GLDI of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, GLDI will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of GLDI, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in GLDI, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against GLDI except to the extent set forth herein.

         7. Anti-Dilution Rights.
            --------------------

            (a) If at any time after the date hereof GLDI declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of Shares, or there occurs any recapitalization, reclassification (including any consolidation or merger), sale or acquisition of property or stock, reorganization or liquidation, or if the outstanding Shares are changed into the same or a different number of Shares of the same or another class or classes of stock of GLDI, then GLDI shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of GLDI (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of
(i) such event and (ii) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof upon the full exercise of this Warrant remains the same. GLDI shall not effect any recapitalization, reclassification (including any consolidation or merger) unless, upon the consummation thereof, the successor corporation or entity shall assume by written instrument the obligation to deliver to the Holder hereof the shares of stock, securities, cash or property that the holder shall be entitled to acquire in accordance with the foregoing provisions, which instrument shall contain provisions calculated to ensure for the Holder, to the greatest extent practicable, the benefits provided for in this Warrant.

            (b) If GLDI shall distribute to all of the holders of shares of GLDI's Common Stock evidences of indebtedness or rights, options or warrants or other securities exercisable or convertible into or exchangeable for shares of GLDI's Common Stock, then the Holder shall receive the indebtedness or securities which would be receivable in such transaction by a holder or holders of the number of shares of GLDI's Common Stock into which the Warrant, as applicable, entitled the Holder thereof to purchase immediately prior to such distribution.

            (c) If pursuant to the provisions of this Section 7 the Holder would be entitled to receive shares of stock or other securities upon the exercise of this Warrant in addition to the Shares issuable upon exercise of this Warrant, then GLDI shall at all times reserve and keep available sufficient shares of other securities to permit GLDI to issue such additional shares or other securities upon the exercise of this Warrant.

            (d) GLDI shall at any time if so requested by the Holder furnish a written summary of all adjustments made pursuant to this Section 7 promptly following any such request.

         8. Registration of Warrant and Warrant Shares.
            ------------------------------------------

            (a) Commencing one year from and after the date hereof, the holder shall have the right at any time and from time to time to require GLDI to register this Warrant and the Warrant Shares for resale to the public under the Securities Act of 1933, as amended, and any applicable state securities or blue sky laws. Any request for such registration shall be made by delivery of written notice to GLDI.

            (b) The Holder shall promptly furnish to GLDI such information as GLDI shall reasonably request to enable it to prepare and file any and all required registration statements and amendments thereto.

            (c) In no event shall GLDI be obligated to engage any investment banking firm or broker-dealer in connection with the registration of this Warrant and the Warrant Shares, nor shall GLDI bear the cost of any discounts, commissions or other expenses of any investment banking firm or broker-dealer related to the sale or transfer by the Holder of this Warrant and the Warrant Shares, or of any attorney engaged by the Holder.

            (d) If GLDI determines to cause an underwritten offering of this Warrant or the Warrant Shares, then the Holder may not participate in any registration related to such underwritten offering, unless the Holder (i) agrees to sell or transfer this Warrant and the Warrant Shares on the basis provided in underwriting arrangements as shall be approved by GLDI, (ii) agrees to such lock-up arrangements as shall be determined by the managing underwriter or underwriter(s) in consultation with GLDI and as shall be approved by GLDI and
(iii) completes and executes on a timely basis all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other agreements and documents required under the terms of such underwriting arrangements.

         9. Survival. Any obligation of GLDI under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         10. Amendments and Waivers. The respective rights and obligations of GLDI and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

          11. Miscellaneous Provisions.
              ------------------------

            (a) This Warrant shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof.



            (b) This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter.

            (c) This Warrant shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, executors, personal representatives, legal representatives, successors and assigns.

            (d) The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Warrant shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. If any one or more of the words, phrases, sentences, clauses or sections contained in this Warrant shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Warrant shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

            (e) The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

            (f) This Warrant may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.


         IN WITNESS WHEREOF, GLDI has caused this Warrant to be executed and delivered by its undersigned officer thereunto duly authorized on April 13, 2001.


                                         GROUP LONG DISTANCE, INC.




                                         By: /s/ Jerry Conrad
                                             -----------------------------------
                                             Jerry Conrad, Chairman
                                             and Chief Executive Officer

                                  PURCHASE FORM


         The undersigned hereby irrevocably elects to exercise the within Warrant as to Shares and hereby makes payment of $ ___________ in payment of the actual exercise price thereof.



INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK:


Name:
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               (Please typewrite or print in block letters)


Address:
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Signature:
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

                                 ASSIGNMENT FORM


         FOR                 VALUE                          RECEIVED,
hereby    sells, assigns and transfer unto


Name:
     ---------------------------------------------------------------------------
           (Please typewrite or print in block letters)


Address:
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the right to purchase Shares represented by this Warrant to the extent of Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________ Attorney, to transfer the same on the books of GLDI with full power of substitution in the premises.


Dated:
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Signature:
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